abrdn Funds

(the “Trust”)

abrdn Emerging Markets Fund

(the “Fund”)

Supplement dated April 17, 2024 to the Fund’s Summary Prospectus,

dated February 29, 2024, as supplemented to date (the “Summary Prospectus”)

In anticipation of the retirement of Joanne Irvine from abrdn in June 2024 and departure of Kristy Fong from abrdn in September 2024, all references to Joanne Irvine and Kristy Fong in the Summary Prospectus are deleted effective immediately.

Therefore, effective immediately, the following replaces the Portfolio Managers table for the abrdn Emerging Markets Fund in the section entitled, “Portfolio Managers” on page 6 of the Summary Prospectus:

Name	Title	Served on the Fund Since
Devan Kaloo	Global Head of Equities and Head of Global Emerging Markets Equities	Inception*
Nick Robinson, CFA®	Senior Investment Director	2023

* Includes Predecessor Fund (inception date: May 11, 2007)

Please retain this Supplement for future reference